Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

a)	Termination of Joint Operation Agreements

During the period from December 31, 2024 to the release of the consolidated financial statements, six partners chose to terminate their joint operating agreement and made indirect equity investments in the group by acquiring equity stakes from existing shareholders, with a total investment amount of RMB 3.8 million.

On February 27, 2025, the Group successfully completed its initial public offering (IPO) of 1,800,000 Class B ordinary shares at a price of US$4.00 per share, raising gross proceeds of US$7.2 million.

In connection with the offering, the Group granted the underwriters an over-allotment option (greenshoe mechanism) to purchase up to an additional 270,000 Class B ordinary shares to cover over-allotments, if any. On March 11, 2025, the underwriters fully exercised this option at the same offering price of US$4.00 per share, generating additional gross proceeds of US$1.08 million. In total, the Group issued 2,070,000 Class B ordinary shares through the IPO and the full exercise of the over-allotment option, raising aggregate gross proceeds of US$8.28 million.